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                                                                  Exhibit 23(a)







               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         We have issued our report dated December 3, 2001, accompanying the consolidated financial statements and schedules included in the Annual Report of Resource America, Inc. on Form 10-K for the year ended September 30, 2001, which are incorporated by reference in this Registration Statement. We consent to the incorporation by reference of the aforementioned report in the Registration Statement.








Cleveland, Ohio
January 25, 2002